Capital Management	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
CAPITAL MANAGEMENT
18.	Capital management

The Company’s primary objective when managing capital is to ensure that it will be able to continue as a going concern and that it has the ability to satisfy its capital obligations and ongoing operational expenses, as well as having sufficient liquidity to fund suitable business opportunities as they arise.

The capital of the Company includes the components of equity attributable to shareholders of the Company and loans and borrowings, net of cash and cash equivalents. Capital is summarized in the following table:

As at December 31,	2024	2023
Equity attributable to shareholders of the Company	$(17,201)	$17,515
Loans and borrowings	49,206	29,363
	32,005	46,878
Less: Cash and cash equivalents	(31,738)	(38,865)
	$267	$8,013

The Company manages its capital structure and makes adjustments to it as necessary in light of economic conditions. In order to maintain the capital structure, the Company may, from time to time, issue or buy back equity, repay debt, or sell assets. The Company, upon approval from its Board of Directors, intends to balance its overall capital structure through a combination of equity financing, debt and other forms of financing. The Company did not have any externally imposed restrictions as at December 31, 2024 other than those imposed by the Senior Loan. To effectively manage its capital requirements, the Company has in place a planning and budgeting process to help determine the funds required to ensure the Company has appropriate liquidity to meet its business activities, including planned corporate expenditures, exploration expenses, as well as the development activities for the Warintza project.